UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2004

MARATHON OIL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-5153	25-0996816
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5555 San Felipe Road, Houston, Texas	77056-2723
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 629-6600

______________________________

Item 7.	Financial Statements and Exhibits.
(c) Exhibits.
99.1 Press Release dated January 27, 2004, issued by Marathon Oil Corporation.
Item 12.	Disclosure of Results of Operations and Financial Condition.

On January 27, 2004, Marathon Oil Corporation (Marathon) issued a press release announcing fourth quarter and year end 2003 earnings. The press release is being furnished as an exhibit to this report and is incorporated herein by reference.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARATHON OIL CORPORATION

Date: January 27, 2004	By:	/s/ A.G. Adkins
A.G. Adkins
Vice President-Accounting and Controller

EXHIBIT INDEX

Number	Exhibit
99.1	Press Release dated January 27, 2004, announcing Marathon's financial results for the fourth quarter and year end 2003.